UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 30, 2015

THE JOINT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36724	90-0544160
(State or other juris-	(Commission file	(IRS employer
diction of incorporation)	number)	identification number)

16767 N. Perimeter Drive, Suite 240

Scottsdale, AZ 85260

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(480) 245-5960

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On April 30, 2015, the Company completed its repurchase of eight franchises in San Diego County, California (the “Repurchase Transaction”). In a related transaction, the Company completed its termination of nine franchise agreements for franchises that were to be located in Los Angeles County, California region (the “Termination Transaction”). The repurchase of eight franchises was from an entity affiliated with the entity that owned the franchises terminated under the Termination Transaction.

The Repurchase Transaction was accomplished pursuant to an Asset and Franchise Purchase Agreement (the “Purchase Agreement”) between the Company and San Diego Joint Development, Inc., a California corporation (“Seller”), Stephanie McRae, and Elizabeth McRae. Seller was a franchisee under franchise agreements with the Company. The transaction involved the repurchase of two operating franchises and six undeveloped franchises from the Seller. The Company intends to operate the two operating franchises to manage two Joint clinics as Company-owned franchises.

The Termination Transaction was accomplished pursuant to a Franchise Agreement Termination and Reinstatement Agreement (the “Termination Agreement”) between the Company, Stephanie McRae, and South Bay Joint Development, Inc. (“South Bay”). The transaction involved the termination of nine franchise agreements, all for undeveloped franchises and the reinstatement of one of the terminated franchise agreements.

The total consideration for the Repurchase Transaction and the Termination Transaction (collectively, the “Transactions”) was $631,000, $550,100 of which was funded from the proceeds of the Company’s recent initial public offering (IPO), and $89,900 of which was funded with a promissory note.

The foregoing descriptions of the Transactions do not purport to be complete and are qualified in their entirety by reference to the full texts of the Purchase Agreement and the Termination Agreement, copies of which are filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial information required by this item, if any, with respect to the Transactions will be filed as soon as practicable and in any event within the timeframe required by Form 8-K.

(b) Pro Forma Financial Information

The pro forma financial information required by this item, if any, with respect to the Transactions will be filed as soon as practicable and in any event within the timeframe required by Form 8-K.

(d) Exhibits

Exhibit Number	Description

2.1	Asset and Franchise Purchase Agreement dated as of April 30, 2015, between The Joint Corp., San Diego Joint Development, Inc., Stephanie McRae, and Elizabeth McRae.
2.2	Franchise Agreement Termination and Reinstatement Agreement dated as of as of April 30, 2015, by The Joint Corp., Stephanie McRae and South Bay Joint Development, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2015.

The Joint Corp.

By:	/s/ John B. Richards
John B. Richards
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Asset and Franchise Purchase Agreement dated as of April 30, 2015, between The Joint Corp., San Diego Joint Development, Inc., Stephanie McRae, and Elizabeth McRae.
2.2	Franchise Agreement Termination and Reinstatement Agreement dated as of as of April 30, 2015, by The Joint Corp., Stephanie McRae and South Bay Joint Development, Inc.

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